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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        April 17, 2006

                                 NCO Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Pennsylvania                   0-21639               23-2858652
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)

507 Prudential Road, Horsham, Pennsylvania                        19044
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  (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (215) 441-3000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On April 17, 2006, NCO Group, Inc. ("NCO") borrowed $125 million under its $300 million revolving credit facility with Citizens Bank of Pennsylvania, for itself and as administrative agent for other participating lenders, in connection with the maturity and repayment of NCO's 4.75 percent Convertible Subordinated Notes. As of April 17, 2006, approximately $260 million was outstanding under the revolving credit facility.

         For information concerning the terms of the revolving credit agreement, including a copy of the text of the revolving credit agreement, see NCO's Current Report on Form 8-K filed with the SEC on June 23, 2005, which information is incorporated herein by reference.





























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               NCO GROUP, INC.


Date:   April 20, 2006                         By: /s/ Steven L. Winokur
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                                                   Steven L. Winokur
                                                   Executive Vice President
                                                   and Chief Financial Officer























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